EXECUTION COPY
FIRST AMENDMENT
TO SENIOR SECURED REVOLVING CREDIT AGREEMENT
This FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of December 3, 2021 (this “Amendment”), is entered into among MORGAN STANLEY DIRECT LENDING FUND, a Delaware corporation (the “Borrower”), the LENDERS party hereto constituting the Required Lenders (as defined in the Credit Agreement, as defined below), each LENDER whose Commitment is increasing pursuant to this Amendment (each a “Commitment Increase Lender”), and TRUIST BANK, as Administrative Agent (the “Administrative Agent”).
RECITALS
WHEREAS, the Borrower and the Administrative Agent entered into that certain Senior Secured Revolving Credit Agreement, dated as of July 16, 2021 (the “Credit Agreement”), with the lenders and issuing banks party thereto (the “Lenders”), pursuant to which the Lenders extended certain commitments and made certain loans to the Borrower; and
WHEREAS, the Borrower, the Required Lenders, each Commitment Increase Lender, and the Administrative Agent desire to amend the Credit Agreement to make certain changes, as set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the Borrower, the Lenders party hereto constituting the Required Lenders, the Commitment Increase Lenders party hereto, and the Administrative Agent hereto agree as follows:
SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in (or by reference in) the Credit Agreement as amended hereby.
SECTION 2. Amendments to Credit Agreement.
2.1.    Amendments to Credit Agreement. The parties hereto hereby agree that the Credit Agreement is amended as follows:
(a)The following definition is hereby incorporated in Section 1.01 of the Credit Agreement in the appropriate alphabetical sequence, to read in its entirety as follows:
“First Amendment Effective Date” means December 3, 2021.
(b)The definition of Dollar Commitment in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “as of the Effective Date is $150,000,000” where it appears therein with the text “as of the First Amendment Effective Date is $300,000,000” in its place.
(c)The definition of Multicurrency Commitment in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “as of the Effective Date is

$500,000,000” where it appears therein with the text “as of the First Amendment Effective Date is $675,000,000” in its place.
(d)Section 2.08(e)(i)(B) of the Credit Agreement is hereby amended by replacing the amount “$1,000,000,000” where it appears therein with the amount “$1,500,000,000” in its place.
2.2.    Amendments to Schedule 1.01(b). The parties hereto hereby agree that Schedule 1.01(b) to the Credit Agreement is amended in its entirety in the form of Exhibit A attached hereto.
SECTION 3. Conditions Precedent. This Amendment shall become effective on the first date on which the Administrative Agent receives each of the following (the “Effective Date”):
(a)from each other party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment;
(b)a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated as of the date hereof) of Latham & Watkins LLP, special counsel for the Borrower, in form and substance reasonably acceptable to the Administrative Agent (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent);
(c)such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to the Borrower, this Amendment or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel; and
(d)confirmation of receipt by the Lenders of any fees and expenses due and owing by the Borrower as of the date hereof.
SECTION 4. Miscellaneous.
4.1.    Representations and Warranties. The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement each constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) immediately prior to the effectiveness of this Amendment, no Default or Event of Default shall exist and, upon the effectiveness of this Amendment, no Default or Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a previous day, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such previous day).

4.2.    References to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference to the Credit Agreement in the other Loan Documents and in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
4.3.    Effect on Existing Agreements. Except as specifically amended above, the Credit Agreement, the other Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects.
4.4.    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent under the Credit Agreement, the Credit Agreement, the other Loan Documents or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein. The parties hereto hereby agree that this Amendment is a Loan Document.
4.5.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
4.6.    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
4.7.    Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
4.8.    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
4.9.    Reaffirmation. Each of the Borrower, DLF CA SPV LLC and DLF SPV LLC, the Adminsitrative Agent and the Existing Lenders (i) hereby consents to the terms of this Amendment and the Credit Agreement, (ii) solely in the case of DLF CA SPV LLC and DLF SPV LLC, hereby confirms that, after giving effect to this Amendment and the transactions contemplated hereby, its Guarantee under the Guarantee and Security Agreement remains unaltered and in full force and effect and continue to guarantee the Guaranteed Obligations as amended hereby, and (iii) hereby reaffirms, ratifies and confirms that, after giving effect to this Amendment and the transactions contemplated hereby, the Liens and other security interests granted by it pursuant to, and the terms and conditions of, the Guarantee and Security Agreement remain unaltered and in full force and effect and secure the Secured Obligations as amended hereby.
4.10.    Adjustments of Borrowings upon Effectiveness of Increase. On the Effective Date, the Borrower shall (A) prepay the outstanding Loans (if any) of each affected Class in full, (B) simultaneously borrow new Loans of such Class in an amount equal to such prepayment (which may also include the amount of any fees, expenses or amounts due by the Borrower on or prior to the Effective Date); provided that with respect to subclauses (A) and (B), (x) the prepayment to, and borrowing from, any existing Lender shall be effected by book entry to the extent that any portion of the amount prepaid to such Lender will be subsequently borrowed from such Lender and (y) the Lenders shall make and receive payments among themselves, in a manner acceptable to the Administrative Agent, so that, after giving effect thereto, the Loans of each Class are held ratably by the Lenders of such Class in accordance with the respective Commitments of such Class of such Lenders (after giving effect to this Amendment), and (C) pay to the Lenders of such Class the amounts, if any, payable under Section 2.15 of the Credit Agreement as a result of any such prepayment.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MORGAN STANLEY DIRECT LENDING FUND,
as Borrower
By:/s/ Venugopal Rathi
Name: Venugopal Rathi
Title: Chief Financial Officer

TRUIST BANK,
as Administrative Agent, a Swingline Lender, an Issuing Bank and a Commitment Increase Lender
By: /s/ Hays Wood
Name: Hays Wood
Title: Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

MUFG UNION BANK, N.A.,
as a Commitment Increase Lender
By:/s/ Jacob Ulevich
Name: Jacob Ulevich
Title: Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Commitment Increase Lender
By:/s/ Shane Klein
Name: Shane Klein
Title: Managing Director

ING CAPITAL LLC,
as a Commitment Increase Lender
By:/s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director
By:/s/ Grace Fu
Name: Grace Fu
Title: Managing Director

STATE STREET BANK AND TRUST COMPANY,
as a Commitment Increase Lender
By:/s/ Timothy Cronin
Name: Timothy Cronin
Title: Vice President

SOCIÉTÉ GÉNÉRALE, NEW YORK BRANCH,
as a Lender
By: /s/ Kenneth McDermott
Name: Kenneth McDermott
Title: Senior Banker

Agreed and acknowledged solely with respect to Section 4.9
DLF SPV LLC
By:/s/ Venugopal Rathi
Name: Venugopal Rathi
Title: Treasurer

DLF CA SPV LLC
By:/s/ Venugopal Rathi
Name: Venugopal Rathi
Title: Treasurer

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